Exhibit 10.5


                  Supplemental Agreement No. 9

                               to

                   Purchase Agreement No. 1670

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 747-422 Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 12 day of July 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation (hereinafter called Buyer);


                      W I T N E S S E T H:


     WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as " The Aircraft", or the "Firm Aircraft", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or the "Option Aircraft", as such capitalized terms. and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

1. The following Letter Agreement is executed contemporaneously with this Supplemental Agreement and is attached hereto.

     Agreement No.                 Subject
     -------------                 -------
     6-1162-DLJ-891R4        Certain Contractual Matters

2. Article 2, entitled Delivery of Aircraft; Title and Risk of Loss, paragraph 2.1 is hereby deleted in its entirety and replaced with the new paragraph 2.1 contained in Attachment 1 hereto, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Article 5, entitled Payment, paragraph 5.1, entitled Advance Payment Base Price, is hereby deleted and replaced with the new paragraph 5.1 contained in Attachment 2 hereto, which includes the Advance Payment Base Prices for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1670             SA 9-2


4. The following "Months to be Utilized in Determining the Value of H & W" are hereby added to the table on page 3 of Exhibit D, entitled Price Adjustment due to Economic
Fluctuations.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5. Buyer agrees that the invoices for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph No. 13 of Letter Agreement No. 6-1162-TML-1205.


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670             SA 9-3


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670             SA 9-4


8. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-886.

9. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY              UNITED AIR LINES, INC.

By: /s/ M. O. Hunt              By: /s/ Douglas A. Hacker
    --------------                  ---------------------

Its:  Attorney in Fact          Its:  Senior Vice President
      ----------------                ---------------------
                                      Chief Financial Officer
                                      -----------------------

P.A. No. 1670             SA 9-5

Attachment 1 to
Supplemental Agreement No. 9

ARTICLE 2.     Delivery of Aircraft; Title and Risk of Loss.
               ---------------------------------------------

     2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during or, if mutually agreed, before the months set forth in the following schedule:

                                Quantity of
Month and Year of Delivery       Aircraft           Status
                                               {as of S.A. No. 9}

August 1992                     One (1)             Delivered
October 1992                    One (1)             Delivered
December 1992                   One (1)             Delivered

April 1993                      Two (2)             Delivered
June 1993                       One (1)             Delivered
August 1993                     One (1)             Delivered

June 1994*                      One (1)             S.A. #5 Delivered
July 1994*                      One (1)             S.A. #5 Delivered

May 1996*                       One (1)             Firm S.A. #6
June 1996*                      One (1)             Firm S.A. #6


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670               1-1

Attachment 1 to
Supplemental Agreement No. 9

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.


P.A. No. 1670               1-2

Attachment 2 to
Supplemental Agreement No. 9


ARTICLE 5.     Payment.

     5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

Month and Year of       Advance Payment Base
Scheduled Delivery      Price per Aircraft
- ------------------      ------------------

August 1992             [*CONFIDENTIAL MATERIAL OMITTED
October 1992            AND FILED SEPARATELY WITH
December 1992           THE SECURITIES AND EXCHANGE
                        COMMISSION PURSUANT TO A REQUEST
April 1993              FOR CONFIDENTIAL TREATMENT]
August 1993
November 1993

June 1994
July 1994

May 1996
June 1996
June 1996

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670               2-1

Attachment 2 to
Supplemental Agreement No. 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base prices of each Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

P.A. No. 1670               2-2

Supplemental Agreement No. 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1670               2-1

Supplemental Agreement No. 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670               2-2